BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$5,000,000.00	02-07-2012	02-07-2021	2661	00 / 203	143827	316	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: Kona Grill, Inc.
7150 E. Camelback Rd., Suite 220
Scottsdale, AZ 85251-1233

Lender: STEARNS BANK NATIONAL ASSOCIATION
ARIZONA OFFICE
9225 E SHEA BLVD
SCOTTSDALE, AZ 85260

THIS BUSINESS LOAN AGREEMENT dated February 7, 2012, is made and executed between Kona Grill, Inc. ("Borrower") and STEARNS BANK NATIONAL ASSOCIATION ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of February 7, 2012, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own or lease its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 7150 E. Camelback Rd., Suite 220, Scottsdale, AZ 85251-1233. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns or leases and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, or the name of its subsidiaries, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, except for nominal amounts relating to Borrower's restaurant business, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses, including attorneys' fees, consultants' fees, and costs which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Tax Returns. As soon as available, but in no event later than sixty (60) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

Additional Requirements.

Interim Statements. As soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, Borrower shall furnish Lender with a balance sheet and profit and loss statement for the period ended, prepared by Borrower, for Borrower and each location of business of Borrower.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any

other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Covenant Compliance. Borrower agrees that so long as this Agreement remains in effect, Borrower will be in compliance at all times with the following covenants:

(1) Borrower will maintain a Fixed Charge Coverage Ratio ("FCCR") greater than 1.25% to be tested quarterly, on a rolling four (4) quarters basis, calculated as follows:

- (i) FCCR=(EBITDA+Occupancy Expense) / (Historical P&I Payments+ Occupancy Expense)
- (ii) EBITDA=Net Income+Depreciation+Amortization+Interest+Non-cash Expenses (including but not limited to Asset Impairment Charge, Loss on Discontinued Operations)+Preopening Expenses+Non-cash Gains (including but not limited to Gain on Discontinued Operations)

(2) Borrower's maximum IBD/EBITDA ratio of 3.00x shall be tested quarterly on a rolling four (4) quarters basis.

(3) Borrower will not permit the ratio of Borrower's total debt to Borrower's tangible net worth (the excess of its assets, excluding intangible assets, over its liabilities) to exceed 3:1.

(4) Beginning in 2012, Lender to approve Borrower's capital expenditure budget at the beginning of each year.

(5) Any additional long term debt to be approved by Lender.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Minnesota.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means Kona Grill, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note executed by Kona Grill, Inc. in the principal amount of $5,000,000.00 dated February 7, 2012, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED FEBRUARY 7, 2012.

BORROWER:

KONA GRILL, INC.

By: /s/ Berke Bakay
Berke Bakay, CEO/President of Kona Grill, Inc.

LENDER:

STEARNS BANK NATIONAL ASSOCIATION

By: /s/ Chris Orlowski
Chris Orlowski, Arizona Market President

ADDENDUM TO BUSINESS LOAN AGREEMENT
($5,000,000.00)

This Addendum is to the Business Loan Agreement ("Addendum") entered into between Kona Grill, Inc. ("Borrower") and Stearns Bank National Association ("Lender") dated February 7, 2012.

Notwithstanding anything in the Business Loan Agreement to the contrary, the following terms and conditions shall apply:

1. Lender has reviewed and approved Borrower's current insurance coverage and has determined that its current insurance coverages are reasonably acceptable to Lender. This approval will not prevent Lender from requiring Borrower to maintain different or additional fire and other risk insurance, public liability insurance, and other insurance in the future as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender.

2. Borrower will cause Kona Sushi, Inc., Kona Texas Restaurants, Inc., and Kona Macadamia, Inc. (each a "Kona Subsidiary" and, collectively, the "Kona Subsidiaries") to execute and deliver to Lender a Commercial Security Agreement in form satisfactory to Lender in its sole discretion and will cause Kona Restaurant Holdings, Inc. ("Kona Holdings") to execute and deliver to Lender a Commercial Security Agreement in form satisfactory to Lender in its sole discretion.

3. Borrower shall maintain its operating accounts and shall cause the Kona Subsidiaries to maintain their operating accounts with Lender.

4. Borrower shall at all times remain the sole shareholder of Kona Holdings and Kona Holdings shall at all times remain the sole shareholder of the Kona Subsidiaries.

5. Borrower understands that: (A) in granting, renewing or extending any Loan, Lender is relying upon Borrower's representations, warranties and agreements as set forth in this Agreement; (B) the granting of any future Loan or the renewing or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; (C) all Loans, including the Loan described in this Agreement, shall be and remain subject to the terms and conditions of this Agreement.

6. In addition to the conditions precedent to each advance set forth in the Business Loan Agreement, Lender's obligation to make advances under the Business Loan Agreement shall be subject to the fulfillment, to Lender's satisfaction, of the following conditions:

(a) advances will be made only for new tenant improvements and new fixture, furniture and equipment costs relating to Kona Grill restaurant locations,

(b) a maximum of $1,500,000 may be advanced for any one location,

(c) Borrower shall provide a project budget and sources and uses statement with respect to each location for which new tenant improvements or new fixtures, furniture and equipment will be financed by Lender for Lender's approval in Lender's sole discretion,

(d) for each dollar advanced with respect to new tenant improvements or new fixtures, furniture or equipment at a location, Borrower must provide proof that Borrower or the applicable Kona Subsidiary has paid an additional dollar from its own funds (which cannot be borrowed) for the new tenant improvements, or new fixtures, furniture or equipment at the location,

(e) Borrower shall provide or cause its applicable Kona Subsidiary to provide to Lender a Landlord Estoppel and Agreement, in form satisfactory to Lender, in its reasonable discretion, from the landlord at any new location,

(f) No new advances will be available after 36 months.

7. Notwithstanding anything to the contrary contained in this Business Loan Agreement or in any of the other Loan Documents, Lender acknowledges and agrees (i) that Borrower's business is conducted through its restaurant locations which Borrower or its subsidiaries lease pursuant to written lease agreements with the owners of the relevant properties (the "Leases"); (ii) that the fixtures, furniture, equipment and personal property of Borrower located at its restaurants may be subject to statutory or contractual liens in favor of the applicable landlords under the Leases (the "Permitted Liens"); (iii) that the liens granted to Lender against the Collateral under the Business Loan Agreement or the Commercial Security Agreement are granted only if and to the extent that the granting of such liens would not constitute a default under a relevant Lease or has been consented to by the landlord under the relevant Lease; and (iv) that to the extent applicable, the Permitted Liens shall be prior to the liens of the Lender granted under the Commercial Security Agreements unless and until the Lender and Borrower have received a signed Landlord Estoppel and Agreement or other documentation pursuant to which the relevant landlord has agreed to subordinate its liens to those of the Lender. In the event of any conflict between the provisions of this paragraph and any other provisions of the Business Loan Agreement, the Commercial Security Agreements or other Related Agreements, the terms and provisions of this paragraph shall prevail.

8. Notwithstanding anything to the contrary contained in this Business Loan Agreement, the Note or in any other Loan Documents (except for the Commercial Security Agreements), no breach of any of the Borrower's representations or warranties, or of any negative or affirmative covenant, or of any other obligations under this Business Loan Agreement, the Note, or any of the other Loan Documents (except for the Commercial Security Agreements) shall constitute grounds for an Event of Default, if such breach is Immaterial. A breach shall be deemed Immaterial if it (i) relates to (a) any real estate lease, (b) compliance with regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities or

Borrower's occupancy of any premises pursuant to any real estate lease (including any Environmental Laws), (c) Borrower's obligation to notify Lender immediately in writing of any default in connection with Borrower's compliance with the terms and conditions of any agreement, whether now or hereafter existing, between Borrower and any other party, or (d) Borrower's compliance with the terms and conditions of any agreement, whether now or hereafter existing, between Borrower and any other party, (ii) has no actual or significant affect on Borrower's ability to operate its business or to pay its obligations as they become due, and (iii) does not negatively impair Lender's security in any meaningful way. A breach shall also be deemed Immaterial if it relates to any litigation, claim, investigation, administrative proceeding or similar action pending or threatened against Borrower for which adequate insurance exists or which is reasonably likely to result in liability to Borrower in the amount of $50,000.00 or less. With respect to any other provision of this Business Loan Agreement, the Note or any of the other Loan Documents (except for the Commercial Security Agreements), which specifically provides a materiality qualification, a breach shall not be deemed material if it (i) does not relate to the timely payment of funds by Borrower to Lender as required under the Loan Documents, (ii) has no actual or significant effect on Borrower's ability to operate its business or to pay its obligations as they become due, (iii) does not negatively impair Lender's security in any meaningful way, and (iv) would not, in the aggregate with all similar breaches, cost more than $50,000 to remedy. Any other breach of any of the Borrower's representations or warranties, or of any negative or affirmative covenant, or of any other obligation under this Business Loan Agreement, the Note or any of the other Loan Documents shall be deemed to be material. Furthermore, no breach or default under an existing real property lease shall constitute grounds for an Event of Default if such breach or default is in connection with an exit strategy from an underperforming location by Borrower or its subsidiaries and the Lender has consented to the exit strategy.

9. Notwithstanding anything to the contrary contained in this Business Loan Agreement, in the Note, or in any of the other Loan Documents, (i) Lender shall not exercise its Right of Setoff unless an Event of Default shall have occurred and be continuing and (ii) Borrower shall not be obligated for any costs or expenses incurred in connection with the enforcement of this Agreement under the paragraph entitled "Attorneys' Fees: Expenses" unless an Event of Default shall have occurred or an event shall have occurred which, after the passage of time, would constitute an Event of Default.

10. With respect to the provision entitled 'DEFAULT/Adverse Change" in this Loan Agreement, it shall be an Event of Default only if a material adverse change occurs in Borrower's financial condition or Lender reasonably believes the prospects of payment or performance of the Loan is impaired.

11. For purposes of this Business Loan Agreement the term "Collateral" shall have the same meaning as the term "Collateral" in the Commercial Security Agreement executed by Borrower for this Loan.

12. The Loan may be prepaid without the payment of a prepayment premium.

13. Unless (a) an Event of Default shall have occurred, (b) an event shall have occurred which, after the passage of time, would constitute an Event of Default, or (c) with respect to (ii) below, Lender has received notice of a material violation or suspected material violation of an Environmental Law, Borrower's obligation (i) to pay for an appraisal pursuant to the provision entitled "AFFIRMATIVE COVENANTS/Insurance Reports," (ii) to pay for additional investigations, studies, samplings and testings pursuant to the provision entitled "AFFIRMATIVE COVENANTS/Environmental Studies," or (iii) to pay for inspections, examinations or audits pursuant to the provision entitled "AFFIRMATIVE COVENANTS/Inspection", shall be limited to $5,000, in the aggregate, in any calendar year.

14. If there is a conflict between any term or condition of this Addendum and any term or condition in the body of this Business Loan Agreement or any other applicable Loan Document, the term or condition in this Addendum shall govern.

KONA GRILL, INC.

By: /s/ Berke Bakay
Berke Bakay
Its Chief Executive Officer and President

STEARNS BANK NATIONAL ASSOCIATION

By /s/ Chris Orlowski
Chris Orlowski
Its Arizona Market President

PROMISSORY NOTE
(Loan #2661)

Principal Amount: $5,000,000.00 **Effective Date of this Note: February 7, 2012**

1.0 **Principal and Interest**. For Value Received, **KONA GRILL, INC.,** a Delaware corporation ("**Borrower**") promises to pay to the order of **STEARNS BANK NATIONAL ASSOCIATION**, a national banking association ("**Lender**"), at its office at 7555 E. Redfield Road, Scottsdale, AZ 85260, or at any other place designated at any time by the holder of this Promissory Note (the "**Note**"), the principal sum of $5,000,000, together with interest at the Note Rate on the unpaid balance of this Note from the date hereof until this Note is fully paid.

1.1 **Note Rate**. The Note Rate will initially be 6.25% per annum and will be adjusted each time the Index changes (each an "**Adjustment Date**"). On each Adjustment Date, the Note Rate will equal the "Index" plus 1.00% (100 basis points). As used herein, the term "Index" shall mean the rate published by The Wall Street Journal from time to time under the heading "Money Rates" as the Prime Rate of interest on corporate loans at large U.S. money center commercial banks, with the understanding that the Prime Rate is a guide to general levels and does not always represent actual transactions. In the event the rate as is published is stated as a range of rates, the highest rate shall be used. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. Notwithstanding the foregoing, the Note Rate shall never be less than 6.25% per annum.

1.2 **360 Day Year**. Interest shall be computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

1.3 **Advances**. Principal advances under this Note will be governed by and will be made pursuant to the terms of this Note and a Business Loan Agreement entered into by Borrower and Lender of even date herewith (the "**Loan Agreement**"). Lender will not be required to make any advance at any time during the existence of an Event of Default pursuant to Section 4.0 of this Note or after the occurrence and during the continuation of any event identified in Section 4.0 of this Note which after the passage of time would constitute an Event of Default.

2.0 **Installments**. As set forth in the Loan Agreement, advances will be made only for new tenant improvements or new fixture, furniture or equipment costs relating to Kona Grill restaurant locations. Monthly payments of principal and interest will be calculated as follows: For each location at which new tenant improvements or new fixture, furniture or equipment are being funded, all advances will be aggregated separately from the advances made for all other locations.

From the date of the first advance for a location until the date six months after the first advance for the location, only accrued monthly interest must be paid. No more advances will be made within respect to the location after the six month period. Beginning with the first payment due on the Note after the expiration of the six month period, the principal and interest payment with respect to the location shall be calculated based upon a constant maturity seventy-two months after the first advance for the location (subject to adjustment as the Index changes). On or before the first day of each month, Lender will provide a billing notice to Borrower stating the amount of accrued interest and principal due and payable for all locations. Borrower will pay this amount within 10 days of the date on which Lender delivers the notice. Interest will be calculated on the basis of principal actually outstanding. If not already due and payable based upon amortization as provided above, all unpaid amounts due pursuant to this Note, together with an y advances or other amounts due pursuant to any other "**Loan Documents**" shall be due and payable in full on February 7, 2021 (the "**Maturity Date**"). As used herein, the term Loan Documents means this Note, the Loan Agreement and any other document executed and delivered by or on behalf of Borrower to evidence, secure or otherwise effectuate the loan evidenced by this Note or the Loan Agreement.

3.0 **Prepayment Generally**. Borrower may prepay this Note in full or in part at any time. Any partial prepayments shall not delay the due dates or change the principal portion of the remaining payments until this Note is paid in full.

4.0 **Default and Remedies**. The following shall be Events of Default under this Note: (i) if any payment under this Note is not paid when due and (ii) any Event of Default occurs pursuant to any other Loan Document which is not cured as provided in the Loan Document. If an Event of Default occurs, then Lender may, at its option, and without further notice, demand or presentment for payment to Borrower or others, declare immediately due and payable the outstanding principal balance of this Note and interest accrued thereon. Lender may exercise this option to accelerate after the occurrence of an Event of Default regardless of any prior forbearance. Lender shall be entitled to collect all reasonable costs and expenses of collection, including, but not limited to, reasonable attorneys' fees, whether suit be brought or not.

4.1 **Late Charges.** Should any payment required under this Note not be paid in full on or before the tenth day after which such payment is due, Borrower acknowledges that the Lender will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment including a payment at maturity ("Late Charge") would be a fair approximation of the expense so incurred by Lender. If applicable law requires a lesser charge, however, then the maximum charge permitted by such law may be charged by Lender for said purpose. Therefore, Borrower shall, in such event, without further notice, and without prejudice to the right of Lender to collect any other amounts provided to be paid hereunder or under the Loan Documents or any other instrument executed for purposes of further securing payment of the obligations evidenced by this Note, or to declare an Event of Default, pay to Lender immediately upon demand the Late Charge to compensate Lender for expenses incurred in handling delinquent payments.

4.2 **Interest Payment Upon Default.** If an Event of Default occurs, then the unpaid principal amount of this Note, and all accrued and unpaid interest thereon shall bear interest at the

Note Rate plus 5% (500 basis points) per annum compounded daily ("**Default Rate**") from the date of expiration of any applicable cure or grace period until such time, if any, as the Event of Default is cured and this Note is reinstated as permitted by applicable law, or otherwise until such time as the unpaid principal amount of this Note and all other indebtedness evidenced by this Note are fully repaid, whichever is earlier.

5.0 **Application of Payments**. Each payment, when paid, shall be applied, first, to the payment of interest, second, to the reduction of principal, third, in payment of any late payment charge; and the balance, if any, to any fees or expenses incurred by Lender in collecting this Note or enforcing any provision of this Note or of any of the Loan Documents.

6.0 **Minnesota Law and Venue.** This Note shall be subject to and governed by federal law applicable to Lender, and to the extent not preempted by federal law, by the laws of the State of Minnesota and all questions concerning the meaning or intention of the terms of this Note or concerning the validity thereof, and questions relating to performance under this Note shall be adjudged and resolved in accordance with federal law applicable to Lender, and to the extent not preempted by federal law, by the laws of the State of Minnesota. All actions to enforce the terms and provisions of this Note shall be brought and maintained only within the State of Minnesota, and Lender and Borrower hereby consent to the exclusive jurisdiction of the State Courts, sited in Stearns County, Minnesota. Lender and each Borrower hereby expressly waive any and all rights which it may have to make any objection based on (a) jurisdiction, to any suit brought to enforce this Note in the State of Minnesota or (b) venue, to any action brought to enforce this Note in Stearns County, Minnesota, in each case in accordance with the above provisions. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid pursuant to applicable laws; however, if any part hereof shall be prohibited by applicable law or invalid thereunder, such provision shall be ineffective to the extent of such prohibition or invalidity only and without invalidating the remainder thereof. Nothing in this Section 6.0 will prevent the docketing, registration or enforcement of any judgment or order obtained in compliance with the terms of this Section 6.0 in a state or jurisdiction other than Minnesota. Nothing in this Section 6.0 will prevent Lender from bringing any action or conducting any proceeding in a state or jurisdiction other than the State of Minnesota for the purpose of foreclosing upon, executing on, bringing any action in replevin with respect to or in any other way realizing upon any collateral securing the loan evidenced by this Note. This Note has been accepted by Lender in the State of Minnesota.

7.0 **Payment of Taxes and Expenses.**

(a) Borrower further promises to pay to Lender, immediately upon written notice from Lender: (i) all recordation, transfer, stamp, documentary or other taxes levied on Lender (exclusive of Lender's income taxes) by reason of the making or recording of this Note or any other Loan Documents, and (ii) all intangible property taxes by reason of making this Note levied upon Lender as the lender of this Note or as secured party under the Loan Documents.

(b) Borrower further promises to pay to Lender immediately upon written notice from Lender, all reasonable costs, expenses, disbursements, escrow fees, title charges and reasonable legal fees and expenses actually incurred by Lender and its counsel in (i) the collection,

attempted collection, or negotiation and documentation of any settlement or workout of the principal amount of this Note, the interest thereon or any installment or other payment due hereunder, and (ii) any action or proceeding whatsoever in regard to this Note or to protect, sustain or enforce the lien of any instrument securing this Note, including, without limitation, in any bankruptcy proceeding or judicial or non-judicial foreclosure proceeding or public sale. It is the intent of the parties that Borrower pay all expenses and reasonable attorneys' fees incurred by Lender as a result of Lender's entering into the loan transaction evidenced by this Note.

(c) To the extent that any such tax, cost, expense, fee or charge is identified as a closing cost, no separate notice from Lender is required.

8.0 **Borrower's Covenants**. Borrower agrees that (a) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. § 1601, et seq. (1982); and (b) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers.

9.0 **Severability**. The parties hereto intend and believe that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of the Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of Borrower and Lender under the remainder of this Note shall continue in full force and effect.

10.0 **Usury Laws**. It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force with respect to this Note, and any interest payable under this Note or any other Loan Document shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the State of Minnesota as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (a) canceled automatically to the extent that such interest exceeds the maximum legal rate; (b) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of the Note or (c) if the Note has been prepaid in full, then such excess shall be rebated to Borrower.

11.0 **Waivers by Borrower**. As to this Note and the other Loan Documents and any other instruments securing the indebtedness, Borrower and all guarantors, sureties and endorsers, severally waive all applicable exception rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note (except notice of default specifically provided for in the Loan Documents). To the extent permitted by law,

Borrower further waives all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to enforce the Loan Documents, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment.

12.0 **Borrower Not Released**. No delay or omission of Lender to exercise any of its rights and remedies under this Note or any other Loan Document at any time following the happening of an Event of Default shall constitute a waiver of the right of Lender to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. This Note, or any payment hereunder, may be extended or, in any way, amended from time to time by agreement in writing between Borrower and Lender without in any other way affecting the liability and obligations of Borrower and endorsers, if any.

13.0 **Successors and Assigns.** The provisions of this Note shall be binding upon Borrower and Borrower's legal representatives, successors and assigns (provided, however, that this provision does not imply or create any right in Borrower to assign any obligations under this Note) and shall inure to the benefit of Lender and its successors and assigns.

14.0 **Remedies Cumulative.** The remedies of Lender as provided in this Note or in any other Loan Document, and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Lender, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Note, conferred upon or reserved to Lender is intended to be exclusive of any other remedy provided in this Note or any of the other Loan Documents or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under the Loan Documents or hereunder or now or hereafter existing at law or in equity or by statute.

15.0 **Notices**. All notices, written confirmation of wire transfers and all other communications with respect to this Note shall be deemed delivered or given in accordance with this Note (i) two (2) business days after it is deposited in the United States mail; (ii) the next business day after it is deposited with a nationally-recognized over-night courier; (iii) the next business day after it is personally delivered; or (iv) the next business day after it is sent by electronic transmission (e.g. facsimile or email) (delivery by facsimile shall be followed by deposit of a hard copy of the notice by any of the other permitted methods of delivery within 24 hours); and addressed as follows:

If to Lender:

Stearns Bank National Association
7555 E. Redfield Road
Scottsdale, AZ 85260
ATTN: Chris Orlowski
Fax No. (480) 556-6400
Email: chriso@stearnsbank.com

If to Borrower:

Kona Grill, Inc.
7150 E. Camelback Road, Ste. 220
Scottsdale, AZ 85251-1233
ATTN: Berke Bakay
Fax No. (480) 991-6811
Email: bakay@konagrill.com

Notices shall be deemed effective the date they are deemed to be delivered. Any party may change its address for the service of notice by giving written notice of such change to the other party, in any manner above specified, 10 days prior to the effective date of such change.

16.0 **No Oral Modification**. This Note may not be modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, modification or discharge is sought.

17.0 **Time.** Time is of the essence with regard to the performance of the obligations of Borrower in this Note and each and every term, covenant and condition herein by or applicable to Borrower.

18.0 **Captions**. The captions and headings of the paragraphs of this Note are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

19.0 **Electronic Imaging**. Borrower agrees that electronically reproduced copies of this Note will be treated as originals and will be admissible as evidence of this Note and the obligations evidenced by this Note. Borrower agrees not to challenge the authenticity of the electronically reproduced copies.

20.0 **Right of Set Off**. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness

against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

KONA GRILL, INC.

By: /s/ Berke Bakay
Berke Bakay
Its Chief Executive Officer and President